                                                                    Exhibit 99.1

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AMERICAN ITALIAN PASTA COMPANY                                          -
                                                                        -RELEASE

Contact:
George D. Shadid,
EVP & Chief Financial Officer
816/584-5621
gshadid@aipc.com

FOR IMMEDIATE RELEASE

                         AMERICAN ITALIAN PASTA COMPANY
                        TO RELEASE SECOND QUARTER RESULTS

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KANSAS CITY, MO, April 12, 2005---  American  Italian Pasta Company (NYSE:  PLB)
announced today that it will report second quarter results for the quarter ended
April 1, 2005, prior to the market opening on Wednesday, April 27, 2005.

The Company will host a conference  call the same day at 9:00 a.m.  Central Time
(10:00 a.m.  Eastern Time).  Access to the conference call will be available via the Internet and  telephone.  Internet users can access the call at the Investor
Relations section of the Company's website (www.aipc.com). Internet participants should go to the  website  at least 15  minutes  before the start of the call to register,  download, and install any necessary audio software. For those without
Internet access, the conference call-in number is 913-981-5550

For those unable to attend the live  broadcast,  a replay will be made available shortly after the conference call at the Company's  website for 30 days, and via telephone through midnight Friday April 29, 2005. To dial in for the replay, the toll-free  call-in number is 888-203-1112  and  719-457-0820  for  International
callers. The replay password is 3059441.

Founded  in 1988 and based in Kansas  City,  Missouri,  American  Italian  Pasta
Company is the largest producer and marketer of dry pasta in North America.

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